Net Loss per Share - Additional Information (Detail) - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Total undistributed loss is allocated to preferred stock, diluted	$ 0	$ 0
Total undistributed loss is allocated to preferred stock, basic	$ 0	$ 0
Series F Preferred Stock
Dividend rate	10.00%	10.00%